Exhibit 99.1

Sprint Communications Announces Successful Consent Solicitation with Respect to its 7.000% Guaranteed Notes due 2020

OVERLAND PARK, Kan. (BUSINESS WIRE), June 10, 2019 - Sprint Communications, Inc. (“SCI”), a wholly-owned subsidiary of Sprint Corporation (“Sprint”) (NYSE: S), announced today the expiration and results of its previously announced consent solicitation (the “Consent Solicitation”) and receipt of the consents necessary to effect certain amendments to the indenture, dated as of November 20, 2006 (as supplemented and amended, the “Indenture”), governing SCI’s 7.000% Guaranteed Notes due 2020 (CUSIP No. 852061AQ3 / ISIN No. USU84691AD30) (the “Notes”).

The Consent Solicitation was conducted in connection with Sprint’s previously announced agreement to merge (the “Merger”) with a wholly-owned subsidiary of T-Mobile US, Inc. (“T-Mobile”), with Sprint surviving, after which Sprint is expected to become a direct or indirect wholly-owned subsidiary of T-Mobile USA, Inc., pursuant to that certain Business Combination Agreement (the “Business Combination Agreement”), dated as of April  29, 2018, among Sprint, T-Mobile, SoftBank Group Corp., Deutsche Telekom AG and the additional parties thereto (the Merger, together with the other transactions contemplated by the Business Combination Agreement, the “T-Mobile Transaction”).

Consent Solicitation

Upon the terms and subject to the conditions described in SCI’s Consent Solicitation Statement, dated June 3, 2019, and the accompanying materials (collectively, the “Solicitation Materials”), SCI solicited consents from holders to (1) shorten the minimum notice period for the optional redemption of the Notes by SCI from 30 to three days, (2) provide for the ability of SCI to issue a conditional notice of redemption and (3) make certain technical modifications to the redemption procedures applicable to the Notes (collectively, the “Amendments”).

In conjunction with receiving the requisite consents on June 7, 2019, SCI and The Bank of New York Mellon Trust Company, N.A., as trustee, executed and delivered the fourteenth supplemental indenture to the Indenture and the amended global notes representing the Notes, pursuant to which the Amendments became operative. Except for the Amendments, all of the existing terms of the Indenture and the Notes remain unchanged.

Promptly after, but contingent on, the consummation of the T-Mobile Transaction, SCI will pay the consent payment detailed in the table below (the “Consent Payment”) to the holders of the Notes whose consents were validly delivered (and not revoked) prior to the expiration of the Consent Solicitation, upon the terms and subject to the conditions described in the Solicitation Materials. If the Business Combination Agreement is terminated in accordance with its terms prior to the consummation of the T-Mobile Transaction, the Amendments will cease to be operative, and the Consent Payment will not be paid.

Notes	CUSIP Number / ISIN Number	Outstanding Aggregate Principal Amount	Consent Payment	% Principal Amount of the Notes Consent Received
7.000% Guaranteed Notes due 2020	CUSIP No. 852061AQ3 / ISIN No. USU84691AD30	$1,000,000,000	$1.00 per $1,000 principal amount of the Notes	91.8206%

About Sprint

Sprint is a communications services company that creates more and better ways to connect its customers to the things they care about most. Sprint served 54.5 million connections as of March 31, 2019 and is widely recognized for developing, engineering and deploying innovative technologies, including the first wireless 4G service from a national carrier in the United States; leading no-contract brands, including Virgin Mobile USA, Boost Mobile and Assurance Wireless; instant national and international push-to-talk capabilities; and a global Tier 1 Internet backbone. Today, Sprint’s legacy of innovation and service continues with an increased investment to dramatically improve coverage, reliability and speed across its nationwide network and commitment to launching the first 5G mobile network in the United States.

Important Additional Information
In connection with the T-Mobile Transaction, T-Mobile has filed a registration statement on Form S-4 (File No. 333-226435), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on October 29, 2018, and which contains a joint consent solicitation statement of T-Mobile and Sprint, that also constitutes a prospectus of T-Mobile (the “joint consent solicitation statement/prospectus”), and each party has filed other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The documents filed by T-Mobile may be obtained free of charge at T-Mobile’s website, at www.t-mobile.com, or at the SEC’s website, at www.sec.gov, or from T-Mobile by requesting them by mail at T-Mobile US, Inc., Investor Relations, 1 Park Avenue, 14th Floor, New York, NY 10016, or by telephone at 212-358-3210. The documents filed by Sprint may be obtained free of charge at Sprint’s website, at www.sprint.com, or at the SEC’s website, at www.sec.gov, or from Sprint by requesting them by mail at Sprint Corporation, Shareholder Relations, 6200 Sprint Parkway, Mailstop KSOPHF0302-3B679, Overland Park, Kansas 66251, or by telephone at 913-794-1091.

No Offer or Solicitation

This communication is for information purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning T-Mobile, Sprint and the T-Mobile Transaction. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the T-Mobile Transaction, including anticipated future financial and operating results, synergies, accretion and growth rates, T-Mobile’s, Sprint’s and the combined company’s plans, objectives, expectations and intentions, and the expected timing of completion of the T-Mobile Transaction. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain, or delays in obtaining, required regulatory approvals, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the T-Mobile Transaction, or the failure to satisfy any of the other conditions to the T-Mobile Transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the Business Combination Agreement; adverse effects on the market price of T-Mobile’s or Sprint’s common stock and on T-Mobile’s or Sprint’s operating results because of a failure to complete the T-Mobile Transaction in the anticipated timeframe or at all; inability to obtain the financing contemplated to be obtained in connection with the T-Mobile Transaction on the expected terms or timing or at all; the ability of T-Mobile, Sprint and the combined company to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; adverse changes in the ratings of T-Mobile’s or Sprint’s debt securities or adverse conditions in the credit markets; negative effects of the announcement, pendency or consummation of the T-Mobile Transaction on the market price of T-Mobile’s or Sprint’s common stock and on T-Mobile’s or Sprint’s operating results, including as a result of changes in key customer, supplier, employee or other business relationships; significant transaction costs, including financing costs, and unknown liabilities; failure to realize the expected benefits and synergies of the T-Mobile Transaction in the expected timeframes or at all; costs or difficulties related to the integration of Sprint’s network and operations into T-Mobile; the risk of litigation or regulatory actions; the inability of T-Mobile, Sprint or the combined company to retain and hire key personnel; the risk that certain contractual restrictions contained in the Business Combination Agreement during the pendency of the T-Mobile Transaction could adversely affect T-Mobile’s or Sprint’s ability to pursue business opportunities or strategic transactions; effects of changes in the regulatory environment in which T-Mobile and Sprint operate; changes in global, political, economic, business, competitive and market conditions; changes in tax and other laws and regulations; and other risks and uncertainties detailed in the Form S-4, as well as in Sprint’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019 and in its subsequent reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and www.sprint.com. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. Sprint assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.